CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Phoenix PHOLIOs(SM) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  April 5, 2007                   /s/ George R. Aylward
     -------------------------        ------------------------------------
                                       George R. Aylward, President
                                       (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix PHOLIOs(SM) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  April 5, 2007                    /s/ W. Patrick Bradley
     -------------------------        -------------------------------------
                                       W. Patrick Bradley, Chief Financial
                                       Officer and Treasurer
                                       (principal financial officer)